UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04656

 ELLSWORTH FUND LTD.

(Exact name of registrant as specified in charter)

65 Madison Avenue, Morristown, New Jersey 07960-7308

(Address of principal executive offices) (Zip code)

Thomas H. Dinsmore

ELLSWORTH FUND LTD.

65 Madison Avenue

Morristown, New Jersey 07960-7308

(Name and address of agent for service)

Copy to:

Steven B. King, Esq.

Ballard Spahr LLP

1735 Market Street, 51st Floor

Philadelphia, PA 19103-7599

Registrant’s telephone number, including area code: (973) 631-1177

Date of fiscal year end:  September 30, 2013

Date of reporting period:  September 30, 2013

ITEM 1.  REPORTS TO STOCKHOLDERS.

ELLSWORTH FUND LTD.

2013 Annual Report

September 30, 2013

2013 Annual Report
September 30, 2013

Ellsworth Fund Ltd. operates as a closed-end, diversified management investment company and invests primarily in convertible securities, with the objectives of providing income and the potential for capital appreciation; which objectives the Fund considers to be relatively equal, over the long-term, due to the nature of the securities in which it invests.

Highlights

Performance through September 30, 2013 with dividends reinvested

	Calendar		Annualized			10 Year
	YTD	1 Year	3 Years	5 Years	10 Years	Volatility
Ellsworth market price	12.59%	10.84%	6.82%	12.98%	5.35%	15.43%
Ellsworth net asset value	15.75	16.45	10.04	10.49	6.32	12.24
Bank of America Merrill Lynch All U.S.
Convertibles Index	17.83	21.12	11.32	12.71	7.37	12.45
S&P 500® Index	19.79	19.33	16.23	10.00	7.56	14.93

Bank of America Merrill Lynch All U.S. Convertibles Index and S&P 500® Index performance in the table above are from the Bloomberg L.P. pricing service.

Ellsworth’s net asset value performance in the table above has not been adjusted for expenses. Ten-year performance has not been adjusted for the fiscal 2004 rights offering; net asset value dilution was 2.21%. Performance data represents past results and does not reflect future performance.

Volatility is a measure of risk based on the standard deviation of the return. The greater the volatility, the greater the chance of a profit or risk of a loss.

Quarterly History of NAV and Market Price

	Net Asset Values			Market Prices (NYSE MKT symbol: ECF)
Qtr. Ended	High	Low	Close	High	Low	Close
12/31/12	$8.56	$8.10	$8.44	$7.42	$6.81	$7.14
3/31/13	8.97	8.55	8.97	7.66	7.28	7.64
6/30/13	9.39	8.88	9.07	7.99	7.44	7.66
9/30/13	9.62	9.11	9.54	7.99	7.61	7.87

Dividend Distributions (12 Months)

Record Date	Payment Date	Income	Capital Gains	Total	Corporate Deduction #
10/26/12	11/21/12	$0.075	$—	$0.075	30%
2/13/13	2/27/13	0.063	—	0.063	40
5/16/13	5/30/13	0.060	—	0.060	40
8/15/13	8/29/13	0.060	—	0.060	40
		$0.258	$—	$0.258

#	Percentage of each ordinary income distribution qualifying for the corporate dividend received tax deduction.

E L L S W O R T H F U N D L T D . 2 0 1 3 A N N U A L R E P O R T T O S H A R E H O L D E R S

To Our Shareholders

November 13, 2013

This year’s supply of new convertible securities issues has exceeded that of 2011 and 2012 both in market capitalization and in the number of convertible securities offered. With over 100 offerings, this year is on track to see the most issuance since 2007. Although the market capitalization of convertible securities redemptions has exceeded that of new offerings for some time now, the six-year high in issuance is a positive development that may indicate that the period of under issuance of convertible securities may be coming to a close. This may also have positive implications for the economy more generally. Indeed, we find that the number of offerings available is often more impactful on Ellsworth Fund Ltd. than the added capitalization of the new offerings.

The characteristics of the convertible securities offerings this year are also positive. Yields have averaged 3% with premiums to conversion value running at just over 30%. Information Technology, Financials, and Consumer Discretionary sectors issued more convertible securities this year than any other sector. These sectors have also been strong issuers in the past. Of this year’s deals, 61% were not rated, a continuation of a trend started during the financial crisis.

The Fund’s charter specifies that management will seek to provide shareholders with both income and the potential for capital gains. To achieve this balance, we have maintained a portfolio that has characteristics that are closely aligned with convertible securities that are considered balanced and are likely to provide a total return consisting of both yield and capital appreciation. As shown in the statistics below, well over half of the market capitalization of convertible securities has become skewed to equity sensitive as a result of the strength in the stock market. Our balanced portfolio approach, although having less price risk than the equity sensitive portion of the Bank of America Merrill Lynch All U.S. Convertibles Index, has lagged in performance in the strongly rising equity market and the now unbalanced convertible securities market benchmark.

Ellsworth’s portfolio at September 30, 2013 consisted of 64.0% cash-pay convertible bonds, 9.0% mandatory convertible issues, 12.4% convertible preferred stock, and 11.4% common stock. The bonds had an average current yield of 2.45%; the mandatory convertible securities, 5.99%; the preferred shares, 5.88%; and the common shares, 3.53%. The Fund’s median premium-to-conversion value was 21.4%. We calculate that equity sensitive issues made up 44% of the Fund’s portfolio, with credit sensitive issues accounting for 12%, and total return issues at 44%.

Barclays has measured the convertible securities market as of October 31, 2013 at $222.6 billion with 502 issues, consisting of 59% equity sensitive issues, 27% total return issues, 13% credit sensitive issues, and 1% distressed issues, by market weight. Investment grade issues make up only 23% of the market with 37% rated below investment grade and 41% not rated. The top three sectors with convertible securities outstanding are Information Technology at 21.4%, Financials at 20.3% and Consumer Discretionary at 14.2%. This market is the pool that the Fund draws its convertible investments from.

Performance for Ellsworth’s fourth fiscal quarter was enhanced by exposure to the Health Care and Energy sectors. Performance was held back, however, by the Fund’s exposure to the Consumer Staples and Telecommunications sectors.

continued on the following page

E L L S W O R T H F U N D L T D . 2 0 1 3 A N N U A L R E P O R T T O S H A R E H O L D E R S

To Our Shareholders (continued)

At its October meeting, the Board of Trustees of the Fund declared a distribution of $0.06 per share, consisting of undistributed net investment income. The distribution will be payable on November 27, 2013 to shareholders of record on October 31, 2013. The Board also authorized a share repurchase program of up to 3% of the outstanding shares as a way to address what the Trustees believe to be an undervaluation of the Fund’s shares. As of November 12, 2013, the Fund had purchased 75,184 shares (approximately 0.6% of the original number of outstanding shares) at an average price of $8.08 pursuant to the repurchase program.

The 2014 annual meeting of shareholders will be held on January 17, 2014. Information about the location of the meeting will be included in the proxy statement, scheduled to be mailed to shareholders on November 27, 2013. All shareholders are welcome to attend and we hope to see you there.

Thomas H. Dinsmore
Chairman of the Board

E L L S W O R T H F U N D L T D . 2 0 1 3 A N N U A L R E P O R T T O S H A R E H O L D E R S

Largest Investment Holdings by underlying common stock

	Value (Note 1)	% Total Net Assets
Gilead Sciences, Inc.	$4,859,849	3.8%
Gilead Sciences is a research-based biopharmaceutical company that discovers, develops and commercializes medicines. Gilead’s primary areas of focus include human immunodeficiency virus (HIV)/AIDS, liver diseases, and cardiovascular/metabolic and respiratory conditions.

United Technologies Corp.	2,591,600	2.0
United Technologies provides high technology products and services to the building systems and aerospace industries worldwide.

AT&T Inc.	2,367,400	1.8
AT&T Inc. is a holding company, and provides telecommunications services in the United States and worldwide. These services include wireless communications, local exchange services, long-distance services, data/broadband and Internet services, video services, managed networking, wholesale services and directory advertising and publishing.

Wells Fargo & Company	2,275,020	1.8
Wells Fargo is a diversified financial services company, providing retail, commercial and corporate banking services through banking stores located in 39 states and the District of Columbia.

EMC Corp.	2,238,257	1.7
EMC and its subsidiaries develop, deliver and support the information technology (IT) industry’s range of information infrastructure technologies and solutions.

Iconix Brand Group, Inc.	2,148,437	1.7
Iconix is a brand management company engaged in licensing, marketing and providing trend direction for a portfolio of consumer brands. The company is the owner of the brands through its wholly owned subsidiaries: Candie’s, Bongo, Badgley Mischka, Joe Boxer, Rampage, Mudd, London Fog, Mossimo, Ocean Pacific/OP, Danskin/Danskin Now, Rocawear, Cannon, Royal Velvet, Fieldcrest, Charisma, Starter, Waverly, Zoo York and Sharper Image, which it licenses directly to retailers, wholesalers and suppliers.

Priceline.com Inc.	2,130,375	1.7
Priceline is an online travel company that offers its customers hotel room reservations at over 295,000 hotels worldwide through the Booking.com, priceline.com and Agoda brands. In the United States, it also offers its customers reservations for car rentals, airline tickets, vacation packages, destination services and cruises through the priceline.com brand.

NextEra Energy, Inc.	1,991,050	1.5
NextEra is an electric power company. The company has over 42,000 megawatt of generating capacity in 26 states in the United States and four provinces in Canada. It also purchases electric power for resale to its customers and provides risk management services related to power and gas consumption for a limited number of customers.

ConocoPhilips	1,861,617	1.4
ConocoPhillips explores for, produces, transports and markets crude oil, natural gas, natural gas liquids, liquefied natural gas and bitumen on a worldwide basis.

Total	$22,463,605	17.4%

E L L S W O R T H F U N D L T D . 2 0 1 3 A N N U A L R E P O R T T O S H A R E H O L D E R S

Major Industry Exposure
% Total Net Assets
Biotechnology	7.6%
Semiconductors & Semiconductor Equipment	6.8
Software	6.5
Real Estate Investment Trusts	5.9
Pharmaceuticals	5.5
Oil, Gas & Consumable Fuels	5.2
Metals & Mining	3.9
Diversified Telecommunications Services	3.6
Insurance	3.4
Commercial Banks	3.0
Total	51.4%

Major Portfolio Changes by underlying common stock

Six months ended September 30, 2013

ADDITIONS	REDUCTIONS

Allscripts Healthcare Solutions, Inc.	Abbott Laboratories

American Realty Capital Properties, Inc.	Apache Corp.

Array BioPharma Inc.	Chemed Corp.

BlackRock Kelso Capital Corp.	Digital River, Inc.

Colony Financial, Inc.	Fifth Third Bancorp

Cubist Pharmaceuticals, Inc.	Equinix, Inc.

Dominion Resources, Inc.	General Cable Corp.

FXCM Inc.	General Motors Co.

Forest City Enterprises, Inc.	Lifepoint Hospitals, Inc.

Halcon Resources Corp.	Microsoft Corp.

Health Care REIT, Inc.	Morgans Hotel Group Co.

Maiden Holdings, Ltd.	National Financial Partners Corp.

Mentor Graphics Corp.	Prospect Capital Corp.

Molina Healthcare Inc.	Rovi Corp.

Web.com Group, Inc.	Theravance, Inc.

Weyerhaeuser Co.	Verizon Communications Inc.

E L L S W O R T H F U N D L T D . 2 0 1 3 A N N U A L R E P O R T T O S H A R E H O L D E R S

Portfolio of Investments September 30, 2013

	Principal Amount	Identified Cost	Value (Note 1)
Convertible Bonds and Notes – 64.0%

Airlines – 1.3%
Hawaiian Holdings, Inc., 5.00%, Due 3/15/16, (BBB)	$1,375,000	$1,397,456	$1,612,188

Biotechnology – 7.6%
Array BioPharma Inc., 3.00%, Due 6/1/20, (BB)	750,000	766,806	864,844
Cubist Pharmaceuticals, Inc., 1.125%, Due 9/1/18, (AA) (1)	550,000	573,473	595,719
Cubist Pharmaceuticals, Inc., 1.875%, Due 9/1/20, (AA) (1)	550,000	569,840	593,312
Exelixis, Inc., 4.25%, Due 8/15/19, (BB)	500,000	509,271	587,812
Gilead Sciences, Inc., 1.00%, Due 5/1/14, (A)	750,000	755,370	2,089,219
Gilead Sciences, Inc., 1.625%, Due 5/1/16, (A)	1,000,000	1,059,389	2,770,630
Merrimack Pharmaceuticals, Inc., 4.50%, Due 7/15/20, (BB)	500,000	517,537	455,000
OPKO Health Inc., 3.00%, Due 2/1/33, (A) (1)	670,000	674,518	864,300
Regeneron Pharmaceuticals, Inc., 1.875%, Due 10/1/16, (AA)	250,000	246,895	931,719
		5,673,099	9,752,555

Capital Markets – 2.1%
BlackRock Kelso Capital Corp., 5.50%, Due 2/15/18, (BBB) (1)	1,500,000	1,569,516	1,534,688
FXCM Inc., 2.25%, Due 6/15/18, (AAA) (1)	1,000,000	1,012,303	1,212,500
		2,581,819	2,747,188

Communications Equipment – 2.1%
Finisar Corp., 5.00%, Due 10/15/29, (NR)	75,000	76,937	164,109
Ixia, 3.00%, Due 12/15/15, (BBB)	500,000	556,433	572,500
Infinera Corp., 1.75%, Due 6/1/18, (BBB) (1)	500,000	524,040	573,125
InterDigital, Inc., 2.50%, Due 3/15/16, (A)	1,250,000	1,297,132	1,313,281
		2,454,542	2,623,015

Computers & Peripherals – 2.5%
EMC Corp., 1.75%, Due 12/1/13, (A)	1,400,000	1,400,000	2,238,257
SanDisk Corp., 1.50%, Due 8/15/17, (BB)	750,000	809,762	995,625
		2,209,762	3,233,882

Construction Materials – 0.5%
CEMEX S.A.B. de C.V., 4.875%, Due 3/15/15, (NR)	500,000	509,968	590,625

Consumer Finance – 2.7%
DFC Global Corp., 3.25%, Due 4/15/17, (B)	1,250,000	1,295,631	1,150,000
Encore Capital Group, Inc., 3.00%, Due 11/27/17, (NR)	750,000	750,000	1,171,875
Encore Capital Group, Inc., 3.00%, Due 7/1/20, (NR) (1)	500,000	498,169	593,125
Portfolio Recovery Associates, Inc., 3.00%, Due 8/1/20, (AAA) (1)	500,000	500,000	583,438
		3,043,800	3,498,438

Diversified Consumer Services – 0.4%
Ascent Capital Group, Inc., 4.00%, Due 7/15/20, (NR)	500,000	505,479	527,500

Diversified Telecommunications Services – 0.7%
Alaska Communications Systems, Inc., 6.25%, Due 5/1/18, (BB)	1,000,000	934,416	866,250

Energy Equipment & Services – 1.9%
Bristow Group Inc., 3.00%, Due 6/15/38, (BB)	1,155,000	1,246,153	1,422,094
Hornbeck Offshore Services, Inc., 1.50%, Due 9/1/19, (BB)	750,000	759,029	971,250
		2,005,182	2,393,344

Food Products – 0.5%
Chiquita Brands International, 4.25%, Due 8/15/16, (CCC)	700,000	677,693	689,062

Health Care Equipment & Supplies – 1.2%
Insulet Corp., 3.75%, Due 6/15/16, (A)	500,000	506,215	725,625
Volcano Corp., 1.75%, Due 12/1/17, (BBB)	750,000	747,131	779,062
		1,253,346	1,504,687

Health Care Providers & Services – 1.1%
Molina Healthcare Inc., 1.125%, Due 1/15/20, (AA) (1)	1,250,000	1,336,881	1,355,469

Health Care Technology – 0.6%
Allscripts Healthcare Solutions, Inc., 1.25%, Due 7/1/20, (A) (1)	750,000	774,796	820,312

S e e    a c c o m p a n y i n g    n o t e s    t o    f i n a n c i a l    s t a t e m e n t s

E L L S W O R T H F U N D L T D . 2 0 1 3 A N N U A L R E P O R T T O S H A R E H O L D E R S

Portfolio of Investments September 30, 2013 (continued)

	Principal Amount	Identified Cost	Value (Note 1)
Convertible Bonds and Notes – continued

Hotels, Restaurants & Leisure – 1.0%
MGM Resorts International, 4.25%, Due 4/15/15, (B)	$1,000,000	$1,002,119	$1,275,625

Household Durables – 1.5%
Jarden Corp., 1.875%, Due 9/15/18, (BB)	1,250,000	1,257,036	1,506,250
The Ryland Group, Inc., 0.25%, Due 6/1/19, (BB)	500,000	502,937	458,750
		1,759,973	1,965,000

Insurance – 1.5%
AmTrust Financial Services, Inc., 5.50%, Due 12/15/21, (AAA)	1,000,000	1,034,188	1,569,375
Tower Group International Ltd., 5.00%, Due 9/15/14, (NR)	500,000	511,460	423,125
		1,545,648	1,992,500

Internet & Catalog Retail – 2.5%
Move, Inc., 2.75%, Due 9/1/18, (AA) (1)	500,000	533,053	580,000
Priceline.com Inc., 1.25%, Due 3/15/15, (BBB)	350,000	522,294	1,162,875
Priceline.com Inc., 1.00%, Due 3/15/18, (BBB)	750,000	814,461	967,500
Shutterfly, Inc., 0.25%, Due 5/15/18, (A) (1)	500,000	517,323	554,688
		2,387,131	3,265,063

Internet Software & Services – 2.2%
Equinix, Inc., 3.00%, Due 10/15/14, (B)	1,000,000	1,210,029	1,673,125
Web.com Group, Inc., 1.00%, Due 8/15/18, (BBB)	1,000,000	985,380	1,140,625
		2,195,409	2,813,750

IT Services – 0.9%
CSG Systems International, Inc., 3.00%, Due 3/1/17, (A) (1)	900,000	921,916	1,095,188

Leisure Equipment & Products – 0.2%
JAKKS Pacific, Inc., 4.25%, Due 8/1/18, (B) (1)	375,000	375,000	285,938

Life Science Tools & Services – 0.4%
Illumina, Inc., 0.25%, Due 3/15/16, (NR) (1)	500,000	585,639	571,875

Machinery – 1.1%
Chart Industries, Inc., 2.00%, Due 8/1/18, (B)	750,000	831,884	1,399,688

Metals & Mining – 3.9%
A.M. Castle & Co., 7.00%, Due 12/15/17, (BBB) (1)	400,000	507,540	688,000
Kaiser Aluminum Corp., 4.50%, Due 4/1/15, (BB)	1,000,000	1,007,903	1,494,375
Northgate Minerals Corp., 3.50%, Due 10/1/16, (NR) (convertible into AuRico Gold Inc. common shares)	600,000	603,449	574,875
RTI International Metals, Inc., 3.00%, Due 12/1/15, (BBB)	600,000	612,804	685,500
RTI International Metals, Inc., 1.625%, Due 10/15/19, (BBB)	500,000	505,810	520,000
Stillwater Mining Company, 1.75%, Due 10/15/32, (B)	500,000	523,478	527,500
United States Steel Corp., 4.00%, Due 5/15/14, (BB)	500,000	503,246	514,062
		4,264,230	5,004,312

Oil, Gas & Consumable Fuels – 1.6%
Clean Energy Fuels Corp., 5.25%, Due 10/1/18, (BBB) (1)	500,000	505,584	510,500
Goodrich Petroleum Corp., 5.00%, Due 10/1/29, (CCC)	1,000,000	1,013,185	1,080,625
Ship Finance International Ltd., 3.25%, Due 2/1/18, (B)	500,000	500,000	506,875
		2,018,769	2,098,000

Pharmaceuticals – 1.8%
Mylan Inc., 3.75%, Due 9/15/15, (BBB)	500,000	656,538	1,451,562
Salix Pharmaceuticals Ltd., 2.75%, Due 5/15/15, (AA)	600,000	620,967	919,875
		1,277,505	2,371,437

Real Estate Investment Trusts – 3.8%
American Realty Capital Properties, Inc., 3.00%, Due 8/1/18, (NR)	1,000,000	995,160	946,875
Annaly Capital Management, Inc., 4.00%, Due 2/15/15, (AAA)	750,000	746,988	820,785
Colony Financial, Inc., 5.00%, Due 4/15/23, (AAA)	1,250,000	1,295,448	1,297,656
IAS Operating Partnership LP, 5.00%, Due 3/15/18, (NR) (exchangeable for Invesco Mortgage Capital Inc. common stock)	1,000,000	999,432	938,125
Lexington Realty Trust, 6.00%, Due 1/15/30, (BBB)	500,000	500,000	833,125
		4,537,028	4,836,566

Real Estate Management – 0.8%
Forest City Enterprises, Inc., 3.625%, Due 8/15/20, (B) (1)	1,000,000	1,003,660	1,017,500

S e e    a c c o m p a n y i n g    n o t e s    t o    f i n a n c i a l    s t a t e m e n t s

E L L S W O R T H F U N D L T D . 2 0 1 3 A N N U A L R E P O R T T O S H A R E H O L D E R S

Portfolio of Investments September 30, 2013 (continued)

	Principal Amount	Identified Cost	Value (Note 1)
Convertible Bonds and Notes – continued

Semiconductors & Semiconductor Equipment – 6.4%
GT Advanced Technologies, Inc., 3.00%, Due 10/1/17, (BB)	$500,000	$395,157	$654,062
Intel Corp., 2.95%, Due 12/15/35, (A) (2)	1,150,000	1,502,643	1,247,750
Micron Technology, Inc., 1.625%, Due 2/15/33, (BB)	50,000	50,000	85,125
Micron Technology, Inc., 3.125%, Due 5/1/32, (BB)	750,000	731,181	1,425,938
Photronics, Inc., 3.25%, Due 4/1/16, (A)	1,000,000	985,266	1,117,500
ReneSola Ltd., 4.125%, Due 3/15/18, (NR)	250,000	250,000	214,700
Rudolph Technologies Inc., 3.75%, Due 7/15/16, (A)	500,000	500,000	577,188
Spansion LLC, 2.00%, Due 9/1/20, (B) (1)	500,000	500,000	481,875
SunPower Corp., 4.50%, Due 3/15/15, (BBB)	1,250,000	1,259,160	1,646,875
Xilinx, Inc., 2.625%, Due 6/15/17, (BBB)	500,000	625,108	813,750
		6,798,515	8,264,763

Software – 5.6%
Bottomline Technologies, Inc., 1.50%, Due 12/1/17, (A)	1,000,000	1,041,629	1,155,625
Concur Technologies, Inc., 0.50%, Due 6/15/18, (A) (1)	500,000	500,000	607,188
Mentor Graphics Corp., 4.00%, Due 4/1/31, (AA)	1,000,000	1,108,191	1,315,000
Nuance Communications, Inc., 2.75%, Due 8/15/27, (BB)	1,500,000	1,590,668	1,710,000
Take-Two Interactive Software, Inc., 1.75%, Due 12/1/16, (BBB)	1,250,000	1,276,590	1,489,062
TeleCommunication Systems, Inc., 7.75%, Due 6/30/18, (BBB)	1,000,000	979,974	990,000
		6,497,052	7,266,875

Textiles, Apparel & Luxury Goods – 1.7%
Iconix Brand Group, Inc., 1.50%, Due 3/15/18, (A)	750,000	750,000	914,062
Iconix Brand Group, Inc., 2.50%, Due 6/1/16, (A)	1,000,000	1,010,922	1,234,375
		1,760,922	2,148,437

Trading Companies & Distributors – 0.7%
Kaman Corp., 3.25%, Due 11/15/17, (A) (1)	750,000	817,930	939,844

Wireless Telecommunications – 1.2%
SBA Communications Corp., 4.00%, Due 10/1/14, (AA)	600,000	694,950	1,598,625

Total Convertible Bonds and Notes		66,633,519	82,425,501

Convertible Preferred Stock – 12.4%
	Shares

Commercial Banks – 3.0%
Huntington Bancshares, Inc., 8.50%, (BB)	1,250	1,552,500	1,550,000
Wells Fargo & Co., 7.50%, (BBB)	2,000	1,262,262	2,275,020
		2,814,762	3,825,020

Diversified Financial Services – 1.3%
Bank of America Corp., 7.25%, (BB)	1,600	1,390,555	1,728,000

Food Products – 1.3%
Post Holdings, Inc., 3.75%, (B) (1)	8,300	874,463	844,525
Bunge Ltd., 4.875%, (BB)	7,500	669,375	789,675
		1,543,838	1,634,200

Machinery – 1.1%
Stanley Black & Decker, Inc., 4.75%, (BBB)	10,000	1,060,250	1,370,100

Oil, Gas & Consumable Fuels – 2.1%
Chesapeake Energy Corp., 5.75%, (B)	1,550	1,345,541	1,712,750
Halcon Resources Corp., 5.75%, (CCC)	1,000	1,040,000	972,000
		2,385,541	2,684,750

Real Estate Investment Trusts – 2.1%
Health Care REIT, Inc., 6.50%, (BB)	20,000	1,142,341	1,151,000
Weyerhaeuser Co., 6.375%, (BBB)	30,000	1,540,725	1,585,500
		2,683,066	2,736,500

Specialty Retail – 0.6%
Amerivon Holdings LLC, 4.00%, (NR) (1,3,4)	627,147	1,500,000	760,635
Amerivon Holdings LLC, common equity units, (NR) (1,3,4)	272,728	0	16,364
		1,500,000	776,999

Thrift & Mortgage Finance – 0.9%
New York Community Capital Trust V, 6.00%, (BB)	24,000	1,043,554	1,178,400

Total Convertible Preferred Stock		14,421,566	15,933,969

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Portfolio of Investments September 30, 2013 (continued)

	Shares	Identified Cost	Value (Note 1)
Mandatory Convertible Securities – 9.0% (5)

Aerospace & Defense – 2.0%
United Technologies Corp., 7.50%, Due 8/1/15, (BBB)	40,000	$2,127,190	$2,591,600

Electric Utilities – 2.6%
NextEra Energy, Inc., 5.599%, Due 6/1/15, (BBB)	7,500	356,250	414,750
NextEra Energy, Inc., 5.799%, Due 9/1/16, (BBB)	10,000	487,500	484,500
NextEra Energy, Inc., 5.889%, Due 9/1/15, (BBB)	20,000	1,006,600	1,091,800
PPL Corp., 8.75%, Due 5/1/14, (NR)	25,000	1,347,450	1,343,250
		3,197,800	3,334,300

Insurance – 1.4%
MetLife, Inc., 5.00%, Due 10/8/14, (BBB)	25,000	626,733	716,500
Maiden Holdings, Ltd., 7.25%, Due 9/15/16, (NR)	22,500	1,131,250	1,106,775
		1,757,983	1,823,275

IT Services – 0.6%
Unisys Corp., 6.25%, Due 3/1/14, (B)	10,000	783,479	692,500

Multi-Utilities – 1.0%
Dominion Resources, Inc., 6.125%, Due 4/1/16, (BBB)	12,500	624,575	666,750
Dominion Resources, Inc., 6.00%, Due 7/1/16, (BBB)	12,500	624,692	668,125
		1,249,267	1,334,875

Road & Rail – 1.4%
Genesee & Wyoming, Inc., 5.00%, Due 10/1/15, (NR)	10,000	1,048,515	1,272,500
2010 Swift Mandatory Common Exchange Security Trust, 6.00%, Due 12/31/13, (NR)	30,000	343,700	504,357
		1,392,215	1,776,857

Total Mandatory Convertible Securities (5)		10,507,934	11,553,407

Common Stock – 11.4%

Diversified Financial Services – 0.7%
Citigroup Inc.	19,546	836,658	948,176

Diversified Telecommunications Services – 2.9%
AT&T Inc.	70,000	2,024,136	2,367,400
Verizon Communications Inc.	30,000	949,950	1,399,800
		2,974,086	3,767,200

Insurance – 0.5%
MetLife, Inc.	14,175	626,733	665,516

Media – 0.8%
Walt Disney Co.	15,000	454,782	967,350

Oil, Gas & Consumable Fuels – 1.5%
ConocoPhillips	26,782	1,668,254	1,861,617
Halcon Resources Corp.	2,477	11,965	10,973
		1,680,219	1,872,590

Pharmaceuticals – 3.7%
AbbVie Inc.	20,000	699,250	894,600
Bristol Myers Squibb Co.	10,000	316,000	462,800
Eli Lilly & Co.	15,000	800,268	754,950
Merck & Co., Inc.	32,651	1,185,790	1,554,514
Pfizer Inc.	40,000	923,760	1,148,400
		3,925,068	4,815,264

Semiconductors & Semiconductor Equipment – 0.4%
Intel Corp.	25,000	488,500	573,000

Software – 0.9%
Microsoft Corp.	33,600	890,932	1,119,216

Total Common Stock		11,876,978	14,728,312

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Portfolio of Investments September 30, 2013 (continued)

	Identified Cost	Value (Note 1)
Total Convertible Bonds and Notes – 64.0%	$66,633,519	$82,425,501
Total Convertible Preferred Stock – 12.4%	14,421,566	15,933,969
Total Mandatory Convertible Securities – 9.0%	10,507,934	11,553,407
Total Common Stock – 11.4%	11,876,978	14,728,312
Total Investments – 96.8%	$103,439,997	124,641,189

Other Assets and Liabilities, Net – 3.2%		4,173,079
Total Net Assets – 100.0%		128,814,268

(1)	Security not registered under the Securities Act of 1933, as amended (the “Securities Act”) (e.g., the security was purchased in a Rule 144A or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the Securities Act, typically to qualified institutional buyers. The Fund generally has no rights to demand registration of such securities. The aggregate market value of these unregistered securities at September 30, 2013 was $17,680,108, which represented 13.7% of the Fund’s net assets.

(2)	Contingent payment debt instrument which accrues contingent interest. See Note 1(e).

(3)	Investment is valued at fair value as determined in good faith pursuant to procedures adopted by the Board of Trustees. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material. The fair value of these securities amounted to $776,999 at September 30, 2013, which represented 0.6% of the Fund’s net assets.

(4)	Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. The Fund may invest in restricted securities that are consistent with the Fund’s investment objective and investment strategies. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Fund or in connection with another registered offering of the securities. Investments in restricted securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material. As of September 30, 2013, the Fund was invested in the following restricted securities:

Security	Acquisition Date	Shares	Cost	Price per Share	Value	% Net Assets
Amerivon Holdings LLC series A cv. pfd.	April 1, 2010	627,147	$1,500,000	$1.213	$760,635	0.6%
Amerivon Holdings LLC common equity units	April 1, 2010	272,728	0	0.060	16,364	0.0%

(5)	Mandatory Convertible Securities are required to be converted on the dates listed; they generally may be converted prior to these dates at the option of the holder. See Note 1(i).

Portfolio Ratings (unaudited):	Summary of Portfolio Ratings *
		% of
Where a security is rated by Standard & Poor’s (S&P), such rating appears in parentheses next to such security (but without any applicable + or - that might apply).		Portfolio
	AAA	5
Where a security is rated by S&P and at least one other rating agency and the Fund believes the ratings to be functionally equivalent to one another, the S&P rating appears in parentheses next to such security (but without any applicable + or - that might apply).	AA	7
	A	18
	BBB	27
Where a security is rated by S&P and at least one other rating agency and the Fund believes the ratings not to be functionally equivalent to one another, the Fund puts in parentheses next to such security the S&P rating which it believes approximates the average of all such ratings (but without any applicable + or - that might apply).	BB	19
	B	11
	CCC & below	2
Where a security is not rated by S&P, but is rated by at least one other rating agency, the Fund puts in parentheses next to such security the S&P rating which it believes approximates the average of all such ratings (but without any applicable + or - that might apply). NR is used whenever a rating is unavailable.	Not Rated	11
	* Excludes common stock and cash.

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E L L S W O R T H F U N D L T D . 2 0 1 3 A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities

September 30, 2013
Assets:
Investments at value (cost $103,439,997) (Note 1)	$124,641,189
Cash	4,267,224
Receivable for securities sold	378,875
Dividends and interest receivable	687,085
Prepaid insurance	17,142
Total assets	129,991,515
Liabilities:
Payable for securities purchased	1,131,250
Accrued management fee (Note 2)	8,557
Accrued expenses	37,440
Total liabilities	1,177,247

Net Assets:	$128,814,268

Net Assets consist of:
Capital shares (unlimited shares of $0.01 par value authorized) (Note 3)	$135,079
Additional paid-in capital	118,066,361
Accumulated net investment income loss	(1,712,386)
Accumulated net realized loss from investment transactions	(8,875,978)
Unrealized appreciation on investments	21,201,192
Net Assets	$128,814,268
Net asset value per share ($128,814,268 ÷ 13,507,882 outstanding shares)	$9.54

Statement of Operations

For the Year Ended September 30, 2013

Investment Income (Note 1):
Interest	$1,345,608
Dividends	2,286,703
Total Income	3,632,311
Expenses (Note 2):
Management fee	855,383
Custodian	12,500
Transfer agent	28,420
Legal fees	93,423
Audit fees	41,000
Trustees’ fees	87,500
Administrative services fees	61,843
Reports to shareholders	37,904
Insurance	28,810
Other	44,655
Total Expenses	1,291,438
Net Investment Income	2,340,873
Realized and Unrealized Gain on Investments:
Net realized gain from investment transactions	2,555,080
Net change in unrealized appreciation of investments	12,871,535
Net gain on investments	15,426,615
Net Increase in Net Assets Resulting from Operations	$17,767,488

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Statements of Changes in Net Assets

For the Years Ended September 30, 2013 and 2012

	2013	2012
Change in net assets from operations:
Net investment income	$2,340,873	$2,571,950
Net realized gain (loss) from investment transactions	2,555,080	(2,147,504)
Net change in unrealized appreciation (depreciation) of investments	12,871,535	16,769,222
Net change in net assets resulting from operations	17,767,488	17,193,668

Distributions to shareholders from:
Net investment income	(3,480,976)	(3,340,636)
Net realized gain on investments	—	—
Total distributions	(3,480,976)	(3,340,636)

Capital share transactions (Note 3)	373,863	293,079

Change in net assets	14,660,375	14,146,111

Net assets at beginning of year	114,153,893	100,007,782

Net assets at end of year	$128,814,268	$114,153,893

Undistributed net investment income at end of year	$(1,712,386)	$(407,345)

Financial Highlights Selected data for a share of beneficial interest outstanding:

	Years Ended September 30,
	2013	2012	2011	2010	2009
Operating Performance:
Net asset value, beginning of year	$8.48	$7.46	$7.95	$7.15	$7.18
Net investment income	0.18	0.19	0.22	0.26	0.33
Net realized and unrealized gain (loss)	1.15	1.08	(0.46)	0.84	(0.04)
Total from investment operations	1.33	1.27	(0.24)	1.10	0.29
Less Distributions:
Dividends from net investment income	(0.26)	(0.25)	(0.25)	(0.30)	(0.32)
Distributions from realized gains	—	—	—	—	—
Total distributions	(0.26)	(0.25)	(0.25)	(0.30)	(0.32)
Capital Share Transactions:
Dilutive effect of dividend reinvestment	(0.01)	— (b)	— (b)	— (b)	— (b)
Net asset value, end of year	$9.54	$8.48	$7.46	$7.95	$7.15
Market value, end of year	$7.87	$7.35	$6.43	$7.17	$6.16
Total Return (a):
Market Value Return (%)	10.84	18.41	(7.13)	21.9	23.9
Net Asset Value Return (%)	16.45	17.75	(2.82)	16.4	6.1
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$128,814	$114,154	$100,008	$106,233	$94,973
Ratio of expenses to average net assets (%) .	1.1	1.1	1.1	1.1	1.2
Ratio of net investment income to average net assets (%)	1.9	2.3	2.6	3.5	5.5
Portfolio turnover rate (%)	48	39	47	62	71

(a)	Market value total return is calculated assuming a purchase of Fund shares on the opening of the first business day and a sale on the closing of the last business day of each period reported. Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s Automatic Dividend Investment and Cash Payment Plan. Net asset value total return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase and sale dates instead of market value.

(b)	Amount less than $0.01.

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Notes to Financial Statements

NOTE 1 – ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

(a) Organization – Ellsworth Fund Ltd. (the “Fund”), is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

(b) Indemnification – Under the Fund’s organizational documents, each trustee, officer or other agent of the Fund (including the Fund’s investment adviser) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification is considered remote.

(c) Security Valuation – Investments in securities traded on a national securities exchange are valued at market using the last reported sales price, supplied by an independent pricing service, as of the close of regular trading. Listed securities, for which no sales were reported, are valued at the mean between closing reported bid and asked prices as of the close of regular trading. Unlisted securities traded in the over-the-counter market are valued using an evaluated quote provided by the independent pricing service, or, if an evaluated quote is unavailable, such securities are valued using prices received from dealers, provided that if the dealer supplies both bid and asked prices, the price to be used is the mean of the bid and asked prices. The independent pricing service derives an evaluated quote by obtaining dealer quotes, analyzing the listed markets, reviewing trade execution data and employing sensitivity analysis. Evaluated quotes may also reflect appropriate factors such as individual characteristics of the issue, communications with broker-dealers, and other market data. Securities for which quotations are not readily available, restricted securities and other assets are valued at fair value as determined in good faith pursuant to procedures approved by the Board of Trustees. Short-term debt securities with original maturities of 60 days or less are valued at amortized cost.

The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 – Quoted unadjusted prices for identical instruments in active markets.

Level 2 – Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-driven valuation in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers, and those received from an independent pricing service.

Level 3 – Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price an asset or liability based on the best available information.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of the markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The net change in unrealized appreciation (depreciation) from Level 3 investments held as of September 30, 2013 was ($141,397) and is included in net unrealized appreciation of investments on the Statement of Operations. Transfers into, or out of, Level 3 are valued utilizing values as of the end of the period. Transfers into Level 3 were due to a decline in market activity (e.g., frequency of trades), which resulted in a lack of available market inputs to determine price.

E L L S W O R T H F U N D L T D . 2 0 1 3 A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

NOTE 1 – ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

The following is a summary of the inputs used to value the net assets of Ellsworth Fund Ltd. as of September 30, 2013:

	Level 1	Level 2	Level 3	Total
Investments in Securities:
Common Stock:
Diversified Financial Services	$948,176	$—	$—	$948,176
Diversified Telecommunication Services	3,767,200	—	—	3,767,200
Insurance	665,516	—	—	665,516
Media	967,350	—	—	967,350
Oil, Gas & Consumable Fuels	1,872,590	—	—	1,872,590
Pharmaceuticals	4,815,264	—	—	4,815,264
Semiconductors & Semiconductor Equipment	573,000	—	—	573,000
Software	1,119,216	—	—	1,119,216
Total Common Stock	14,728,312	—	—	14,728,312

Convertible Bonds and Notes	—	82,425,501	—	82,425,501

Convertible Preferred Stock:
Consumer Discretionary	—	—	776,999	776,999
Consumer Staples	—	1,634,200	—	1,634,200
Energy	—	2,684,750	—	2,684,750
Financials	—	9,467,920	—	9,467,920
Industrials	—	1,370,100	—	1,370,100
Total Preferred Stock	—	15,156,970	776,999	15,933,969

Mandatory Convertible Securities	—	11,553,407	—	11,553,407
Total Investments	$14,728,312	$109,135,878	$776,999	$124,641,189

Refer to the Fund’s Portfolio of Investments for a detailed breakdown of Common Stock, Convertible Bonds and Notes, Convertible Preferred Stock and Mandatory Convertible Securities. Transfers between levels are recognized at September 30, 2013, the end of the reporting period. The Fund recognized no transfers to or from Level 1 to Level 2.

The following is a reconciliation of assets for which Level 3 inputs were used in determining value:

Description	Investments in Securities
Balance as of September 30, 2012	$918,396
Proceeds from sales	—
Gain/loss	—
Change in unrealized appreciation (depreciation)(1)	(141,397)
Net transfers in/out of Level 3	—
Balance as of September 30, 2013	$776,999

(1)	Included in the net change of unrealized appreciation on investments in the Statement of Operations.

The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of September 30, 2013:

	Fair Value September 30, 2013	Valuation Methodologies	Unobservable Input (1)	Impact to Valuation from an Increase in Input (2)
Amerivon Holdings LLC series A cv. pfd. and common equity units	$776,999	Market Comparables/ Sum of the Parts Valuation/ Dividend Analysis	Liquidity Discount	Decrease

(1)  In determining certain of these inputs, management evaluates a variety of factors including economic conditions, industry and market developments, market valuations of comparable companies and company specific developments.

(2)  This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect.

E L L S W O R T H F U N D L T D . 2 0 1 3 A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

NOTE 1 – ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

(d) Federal Income Taxes – The Fund’s policy is to distribute substantially all of its taxable income within the prescribed time and to otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income or excise taxes is believed necessary.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by taxing authorities. Management of the Fund has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2010-2012), or expected to be taken in the Fund’s 2013 tax returns. The major tax authority for the Fund is the Internal Revenue Service. The Fund is not aware of any tax positions for which it is reasonably likely that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e) Securities Transactions and Related Investment Income – Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed) with gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis, including accretion of discounts and amortization of non-equity premium. For certain securities, known as “contingent payment debt instruments,” Federal tax regulations require the Fund to record non-cash, “contingent” interest income in addition to interest income actually received. Contingent interest income amounted to approximately three cents per share for the twelve months ended September 30, 2013. In addition, Federal tax regulations require the Fund to reclassify realized gains (losses) on contingent payment debt instruments to interest income. At September 30, 2013, there were unrealized losses of approximately two cents per share on contingent payment debt instruments.

(f) Distributions to Shareholders – Distributions to shareholders from net investment income are recorded by the Fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid annually.

The amount and character of income and capital gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. The tax character of distributions paid during the fiscal years ended September 30, 2013 and 2012 were as follows:

	2013	2012
Ordinary income	$3,480,976	$3,340,636
Net realized gain on investments	—	—
	$3,480,976	$3,340,636

At September 30, 2013, the components of distributable earnings and federal tax cost were as follows:

Unrealized appreciation	$22,085,412
Unrealized depreciation	(2,265,649)
Net unrealized appreciation	19,819,763

Undistributed ordinary income	690,885
Capital loss carryforward	(9,874,446)
Other losses	(23,374)
Total distributable net earnings	$10,612,828

Cost for federal income tax purposes	$104,821,426

The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable to differing methods of recognizing interest and ordinary income on bonds for tax purposes.

To the extent the Fund’s net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. As determined at September 30, 2013, the Fund had unused capital loss carryforwards of $9,203,598 which expire in 2018, $270,349 long-term loss and $400,499 short-term loss with no expiration date, available for federal income tax purposes to offset net realized capital gains. At September 30, 2013, the Fund deferred, on a tax basis, Post October losses of $23,374.

(g) Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

E L L S W O R T H F U N D L T D . 2 0 1 3 A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

NOTE 1 – ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

(h) Regulated Investment Company Modernization Act – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Modernization Act) was signed into law. The Modernization Act modernizes several of the federal income and excise tax provisions related to regulated investment companies (“RICs”).

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

(i) Market Risk – It is the Fund’s policy to invest at least 65% of its assets in convertible securities. Although convertible securities do derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, the Fund’s mandatory convertible securities include features which render them more sensitive to price changes of their underlying securities. Thus they expose the Fund to greater downside risk than traditional convertible securities, but generally less than that of the underlying common stock. The market value of those securities was $11,553,407 at September 30, 2013, representing approximately 9.0% of net assets.

(j) Reclassification of Capital Accounts – Accounting principles generally accepted in the United States require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. At September 30, 2013 the Fund increased net investment income loss by $164,938 and decreased accumulated net realized loss on investments by $164,938.

NOTE 2 – MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund has entered into an investment advisory agreement with Dinsmore Capital Management Co. (“Dinsmore Capital”). Pursuant to the investment advisory agreement, Dinsmore Capital provides the Fund with investment advice, office space and facilities. Under the terms of the investment advisory agreement, the Fund pays Dinsmore Capital on the last day of each month an advisory fee for such month computed at an annual rate of 0.75% of the first $100,000,000 and 0.50% of the excess over $100,000,000 of the Fund’s net asset value in such month.

The Fund, pursuant to an administrative services agreement with Dinsmore Capital, has agreed to pay Dinsmore Capital for certain accounting and other administrative services provided to the Fund. Under the administrative services agreement, the Fund pays Dinsmore Capital on the last day of each month a fee for such month computed at an annual rate of 0.05% of the Fund’s net asset value in such month.

Certain officers and trustees of the Fund are officers and directors of Dinsmore Capital.

NOTE 3 – PORTFOLIO ACTIVITY

At September 30, 2013, there were 13,507,882 shares of beneficial interest outstanding, with a par value of $0.01 per share. During the twelve months ended September 30, 2013, 54,105 shares were issued in connection with reinvestment of dividends from net investment income, resulting in an increase in paid-in capital of $373,863. Purchases and sales of investments, exclusive of corporate short-term notes, aggregated $57,112,275 and $55,892,152, respectively, for the twelve months ended September 30, 2013.

NOTE 4 – NEW ACCOUNTING PRONOUNCEMENT

In June 2013, the Financial Accounting Standards Board issued guidance that creates a two-tiered approach to assess whether an entity is an investment company. The guidance will also require an investment company to measure non-controlling ownership interest in other investment companies at fair value and will require additional disclosures relating to investment company status, any changes thereto and information about financial support provided or contractually required to be provided to any of the investment company’s investees. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2013 and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statement disclosures.

NOTE 5 – SUBSEQUENT EVENTS

In preparing the financial statements as of September 30, 2013, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements. On October 21, 2013 the Board of Trustees of the Fund authorized a share repurchase program of up to 3% of the outstanding shares as a way to address what the Trustees believe to be an undervaluation of the Fund’s shares. As of November 15, 2013, the Fund had purchased 90,884 shares in the open market at a cost of $733,208 (approximately 0.7% of the original number of outstanding shares) at an average price of $8.07 pursuant to the repurchase program. The repurchase of shares had an anti-dulitive effect on the net asset value of $.01 per share. The weighted average discount of these purchases comparing the average purchase price to average net asset value was 16%.

E L L S W O R T H F U N D L T D . 2 0 1 3 A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
    Ellsworth Fund Ltd.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of Ellsworth Fund Ltd. (the “Fund”) as of September 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ellsworth Fund Ltd. as of September 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
November 20, 2013

E L L S W O R T H F U N D L T D . 2 0 1 3 A N N U A L R E P O R T T O S H A R E H O L D E R S

Miscellaneous Notes (unaudited)

Automatic Dividend Investment and Cash Payment Plan

The Fund has an Automatic Dividend Investment and Cash Payment Plan (the “Plan”). Any shareholder may elect to join the Plan by sending an application to American Stock Transfer & Trust Company, P.O. Box 922, Wall Street Station, New York, NY 10269-0560 (the “Plan Agent”). You may also obtain information about the Plan, as well as the Plan application, by calling the Plan Agent toll free at (888) 888-0314. If your shares are held by a broker or other nominee, you should instruct the nominee to join the Plan on your behalf. Some brokers may require that your shares be taken out of the broker’s “street name” and re-registered in your own name. Shareholders should also contact their broker to determine whether shares acquired through participation in the Plan can be transferred to another broker and thereafter, whether the shareholder can continue to participate in the Plan.

Under the Plan, all dividends and distributions are automatically invested in additional Fund shares. Depending on the circumstances, shares may either be issued by the Fund or acquired through open market purchases at the current market price or net asset value, whichever is lower (but not less than 95% of market price). For shareholder distributions made with respect to income earned during each of the first three fiscal quarters, when the market price of a share of Fund beneficial shares is lower than such share’s net asset value, the Plan Agent will combine the distributions of all Plan participants and purchase shares in the open market, thereby taking advantage of the lower commissions on larger purchases. There is no other charge for this service. For shareholder distributions made with respect to capital gains realized during the fiscal year and income earned during the fourth fiscal quarter, when the market price of a share of Fund shares is lower than such share’s net asset value, the Fund will issue shares at the market price.

All dividends and distributions made by the Fund (including capital gain dividends and dividends designated as qualified dividend income, which are eligible for taxation at lower rates) remain taxable to Plan participants, regardless of whether such dividends and distributions are reinvested in additional shares of the Fund through open market purchases or through the issuance of new shares. Plan participants will be treated as receiving the cash used to purchase shares on the open market and, in the case of any dividend or distribution made in the form of newly issued shares, will be treated as receiving an amount equal to the fair market value of such shares as of the reinvestment date. Accordingly, a shareholder may incur a tax liability even though such shareholder has not received a cash distribution with which to pay the tax.

Plan participants may also voluntarily send cash payments of $100 to $10,000 per month to the Plan Agent, to be combined with other Plan monies, for purchase of additional Fund shares in the open market. You pay only a bank service charge of $1.25 per transaction, plus your proportionate share of the brokerage commission. All shares and fractional shares purchased will be held by the Plan Agent in your dividend reinvestment account. You may deposit with the Plan Agent any Fund share certificates you hold, for a one-time fee of $7.50.

At any time, a Plan participant may instruct the Plan Agent to liquidate all or any portion of such Plan participant’s account. To do so, a Plan participant must deliver written notice to the Plan Agent prior to the record date of any dividend or distribution requesting either liquidation or a share certificate. The Plan Agent will combine all liquidation requests it receives from Plan participants on a particular day and will then sell shares of the Fund that are subject to liquidation requests in the open market. The amount of proceeds a Plan participant will receive shall be determined by the average sales price per share, after deducting brokerage commissions, of all shares sold by the Plan Agent for all Plan participants who have given the Plan Agent liquidation requests.

The Plan Agent or the Fund may terminate the Plan for any reason at any time by sending written notice addressed to the Plan participant’s address as shown on the Plan Agent’s records. Following the date of termination, the Plan Agent shall send the Plan participant either the proceeds of liquidation, or a share certificate or certificates for the full shares held by the Plan Agent in the Plan participant’s account. Additionally, a check will be sent for the value of any fractional interest in the Plan participant’s account based on the market price of the Fund’s shares on that date.

E L L S W O R T H F U N D L T D . 2 0 1 3 A N N U A L R E P O R T T O S H A R E H O L D E R S

Miscellaneous Notes (unaudited) (continued)

Notice of Privacy Policy

The Fund has adopted a privacy policy in order to protect the confidentiality of nonpublic personal information that we have about you. We receive personal information, such as your name, address and account balances, when transactions occur in Fund shares registered in your name.

We may disclose this information to companies that perform services for the Fund, such as the Fund’s transfer agent or proxy solicitors. These companies may only use this information in connection with the services they provide to the Fund, and not for any other purpose. We will not otherwise disclose any nonpublic personal information about our shareholders or former shareholders to anyone else, except as required by law.

Access to nonpublic information about you is restricted to our employees and service providers who need that information in order to provide services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

For More Information About Portfolio Holdings

In addition to the semi-annual and annual reports that Ellsworth delivers to shareholders and makes available through the Fund’s public website, the Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the Fund’s first and third fiscal quarters on Form N-Q. Ellsworth does not deliver the schedule of portfolio holdings for the first and third fiscal quarters to shareholders, however, the schedules are available without charge, upon request, by calling (800) 914-1177 or at the Fund’s public website, www.ellsworthfund.com. You may obtain the Form N-Q filings by accessing the SEC’s website at www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330.

Proxy Voting Policies and Procedures / Proxy Voting Record

The Fund’s policies and procedures with respect to the voting of proxies relating to the Fund’s portfolio securities is available without charge, upon request, by calling (800) 914-1177, or at the Fund’s website at www.ellsworthfund.com. This information is also available on the SEC’s website at www.sec.gov. In addition, information on how the Fund voted such proxies relating to portfolio securities during the most recent twelve-month period ended June 30, is available without charge at the above sources.

Declared Distribution

A distribution of $0.06 per share, derived from net investment income, was declared on October 21, 2013, payable November 27, 2013 to shareholders of record at the close of business October 31, 2013.

The Fund is a member of the Closed-End Fund Association (CEFA), a non-profit national trade association (www.cefa.com). Thomas H. Dinsmore, Chairman and Chief Executive Officer of the Fund, is on its executive board.

Pursuant to Section 23 of the Investment Company Act of 1940, notice is hereby given that the Fund may in the future purchase beneficial shares of the Fund from time to time, at such times, and in such amounts, as may be deemed advantageous to the Fund. Nothing herein shall be considered a commitment to purchase such shares.

E L L S W O R T H F U N D L T D . 2 0 1 3 A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustees

Each trustee is also a trustee of Bancroft Fund Ltd. (Bancroft) (a closed-end management investment company). Dinsmore Capital Management Co. (Dinsmore Capital) is the Fund’s investment adviser and is also the investment adviser to Bancroft. Because of this connection, the Fund and Bancroft make up a Fund Complex. Therefore, each trustee oversees two investment companies in the Fund Complex.

Personal Information	Principal Occupation(s) During Past Five Years; Other Directorship(s)
INDEPENDENT TRUSTEES

Kinchen C. Bizzell, CFA 65 Madison Avenue, Suite 550 Morristown, NJ 07960 Term expires 2015 Trustee since 2008 – Born 1954
Since August 2013, Managing Director of CAVU Securities (an institutional securities broker-dealer). Formerly Senior Counselor with Burson-Marsteller (a global public relations and communica- tions firm) (May 1998 to August 2013); Trustee of Bancroft.

Elizabeth C. Bogan, Ph.D. 65 Madison Avenue, Suite 550 Morristown, NJ 07960 Term expires 2016 Trustee since 1986 – Born 1944	Senior Lecturer in Economics at Princeton University; Trustee of Bancroft.
Daniel D. Harding, CFA 65 Madison Avenue, Suite 550 Morristown, NJ 07960 Term expires 2014 Trustee since 2007 – Born 1952	Since 2008, managing partner of a private investment fund. Prior to 2008, Senior Advisor with Harding Loevner Management LP (an investment advisory firm); Trustee of Bancroft.
Nicolas W. Platt 65 Madison Avenue, Suite 550 Morristown, NJ 07960 Term expires 2016 Trustee since 1997 – Born 1953
A private investor; formerly Managing Director of FTI Consulting Inc. (an international consulting company) (2009 to 2011) and Managing Director, Rodman & Renshaw, LLC (2006 to 2009); Trustee of Bancroft.

INTERESTED TRUSTEES
Thomas H. Dinsmore, CFA (1) 65 Madison Avenue, Suite 550 Morristown, NJ 07960 Term expires 2014 Trustee since 1986 Chairman of the Board since 1996 – Born 1953	Chairman and Chief Executive Officer of the Fund, Bancroft and Dinsmore Capital; Trustee of Bancroft and Director of Dinsmore Capital.
Jane D. O’Keeffe (1) 65 Madison Avenue, Suite 550 Morristown, NJ 07960 Term expires 2015 Trustee since 1995 – Born 1955	President of the Fund, Bancroft and Dinsmore Capital; Trustee of Bancroft and Director of Dinsmore Capital.

(1)	Mr. Dinsmore and Ms. O’Keeffe are considered interested persons because they are officers and directors of Dinsmore Capital. They are brother and sister.

E L L S W O R T H F U N D L T D . 2 0 1 3 A N N U A L R E P O R T T O S H A R E H O L D E R S

Principal Officers

The business address of each officer is 65 Madison Avenue, Suite 550, Morristown, NJ 07960. Officers are elected by and serve at the pleasure of the Board of Trustees. Each officer holds office until the annual meeting to be held in 2013, and thereafter until his or her respective successor is duly elected and qualified.

Personal Information	Principal Occupation(s) During Past Five Years
Thomas H. Dinsmore, CFA(1,2,4) Trustee, Chairman and Chief Executive Officer Officer since 1986 Born 1953	Trustee, Chairman and Chief Executive Officer of the Fund, Bancroft and Dinsmore Capital.
Jane D. O’Keeffe(1,4,5) Trustee and President Officer since 1994 Born 1955	Trustee and President of the Fund, Bancroft and Dinsmore Capital.
James A. Dinsmore, CFA(2,5) Executive Vice President Officer since 2007 Born 1982	Executive Vice President of the Fund, Bancroft Fund and Dinsmore Capital since January 2013. Vice President of the Fund, Bancroft Fund and Dinsmore Capital from 2009 through 2012.
Gary I. Levine(3) Executive Vice President, Chief Financial Officer and Secretary Officer since 1986 Born 1957	Executive Vice President, Chief Financial Officer and Secretary of the Fund, Bancroft and Dinsmore Capital.
H. Tucker Lake, Jr.(4) Vice President Officer since 1994 Born 1947	Vice President of the Fund, Bancroft and Dinsmore Capital.
Germaine M. Ortiz(3) Vice President Officer since 1996 Born 1969	Vice President of the Fund, Bancroft and Dinsmore Capital.
Mercedes A. Pierre Vice President and Chief Compliance Officer Officer since 1998 Born 1961	Vice President and Chief Compliance Officer of the Fund, Bancroft and Dinsmore Capital.

(1)	Mr. Thomas Dinsmore and Ms. O’Keeffe are brother and sister.

(2)	Mr. Thomas Dinsmore is the father of Mr. James Dinsmore.

(3)	Ms. Ortiz is the first cousin of Mr. Levine’s wife.

(4)	Mr. Lake is the first cousin of Mr. Thomas Dinsmore and Ms. O’Keeffe.

(5)	Ms. O’Keeffe is the aunt of Mr. James Dinsmore.

Board of Trustees	Internet
KINCHEN C. BIZZELL, CFA	www.ellsworthfund.com
ELIZABETH C. BOGAN, Ph.D.	email: info@ellsworthfund.com
THOMAS H. DINSMORE, CFA
DANIEL D. HARDING, CFA	Shareholder Services and Transfer Agent
JANE D. O’KEEFFE	American Stock Transfer & Trust Company, LLC
NICOLAS W. PLATT	6201 15th Avenue
Brooklyn, NY 11219
Officers	(888) 888-0314
THOMAS H. DINSMORE, CFA	www.amstock.com
Chairman of the Board
and Chief Executive Officer	Investment Adviser
Dinsmore Capital Management Co.
JANE D. O’KEEFFE	65 Madison Avenue, Suite 550
President	Morristown, NJ 07960
(973) 631-1177
JAMES A. DINSMORE, CFA
Executive Vice President	Custodian of Securities
Brown Brothers Harriman & Co.
GARY I. LEVINE
Executive Vice President, Chief Financial Officer	Beneficial Share Listing
and Secretary	NYSE MKT Exchange Symbol: ECF

H. TUCKER LAKE, JR.	Legal Counsel
Vice President	Ballard Spahr LLP

GERMAINE M. ORTIZ	Independent Registered Public Accounting Firm
Vice President	Tait, Weller & Baker LLP

MERCEDES A. PIERRE
Vice President and Chief Compliance Officer

JUDITH M. DOUGHERTY
Assistant Vice President and Assistant Secretary

JOANN VENEZIA
Assistant Vice President

ELLSWORTH FUND LTD.
65 MADISON AVENUE, SUITE 550
MORRISTOWN, NEW JERSEY 07960
www.ellsworthfund.com

ITEM 2.      CODE OF ETHICS.

On April 16, 2007, the Board of Trustees of Ellsworth Fund Ltd. (the “Fund”) adopted a code of ethics that applies to the Fund’s principal executive officer (the “PEO”) and principal financial officer (the “PFO”). The code of ethics is available on the Fund’s website at www.ellsworthfund.com. Since the code of ethics was adopted, there have been no amendments to it nor have any waivers from any of its provisions been granted.

ITEM 3.      AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Fund has determined that Trustee and Audit Committee Chair, Daniel D. Harding, who is “independent” as such term is used in Form N-CSR, possesses the attributes required to be considered an audit committee financial expert under applicable federal securities laws.

ITEM 4.      PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Set forth in the table below are the aggregate fees billed to the Fund by its principal accountant, Tait, Weller & Baker LLP (“Tait Weller”), for professional services rendered to the Fund during the Fund’s last two fiscal years ended September 30, 2013 and 2012.

Fiscal Year-End October 31	Audit Fees (1)	Audit-Related Fees (2)	Tax Fees (3)	All Other Fees
2012	$37,000	$0	$3,200	$0
2013	$37,500	$0	$3,500	$0

(1)	The Fund’s Audit Committee pre-approves all Audit Fees, without exception.

(2)

The Fund’s Audit Committee pre-approves all Audit-Related Fees, with exceptions. For the Fund’s last two fiscal years ended September 30, 2013 and 2012, no Audit-Related Fees were approved by the Fund’s Audit Committee pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X, which waives the pre-approval requirement for certain de minimis fees.

(3)

“Tax Fees” include those fees billed by Tait Weller in connection with its review of the Fund’s income tax returns for fiscal years 2012 and 2013. The Fund’s Audit Committee pre-approves all Tax Fees, with exceptions. For the Fund’s last two fiscal years ended September 30, 2013 and 2012, no Tax Fees were approved by the Fund’s Audit Committee pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X, which waives the pre-approval requirement for certain de minimis fees.

Non-Audit Services

During each of the last two fiscal years ended September 30, 2013 and 2012, Tait Weller did not provide any non-audit services to the Fund, with the exception of the services for which the Fund paid the Tax Fees noted above. Tait Weller did not provide any non-audit services to the Fund’s investment adviser, Dinsmore Capital Management Co. (“Dinsmore Capital”) or its affiliates or otherwise bill the Fund or Dinsmore Capital or its affiliates for any such non-audit services.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee pre-approves all audit and permissible non-audit services that are proposed to be provided to the Fund by its independent registered public accountant before they are provided to the Fund.  Such pre-approval also includes the proposed fees to be charged by the independent registered public accountant for such services.  The Audit Committee may delegate the pre-approval of audit and permissible non-audit services and related fees to one or more members of the Audit Committee who are “independent,” as such term is used in Form N-CSR.  Any such member’s decision to pre-approve audit and/or non-audit services and related fees is presented to the full Audit Committee, solely for informational purposes, at its next scheduled meeting.

 The Audit Committee also pre-approves non-audit services to be provided by the Fund’s independent registered public accountant to the Fund’s investment adviser if the engagement relates directly to the operations and financial reporting of the Fund and if the Fund’s independent registered public accountant is the same as, or affiliated with, the investment adviser’s independent registered public accountant.

ITEM 5.      AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The Fund has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the members of such committee are:

KINCHEN C. BIZZELL

ELIZABETH C. BOGAN, PH.D.

DANIEL D. HARDING (Chair)

(b) Not applicable.

ITEM 6.      INVESTMENTS.

The Schedule of Investments in securities of unaffiliated issuers as of September 30, 2013 is included as part of the report to shareholders, filed under Item 1 of this certified shareholder report on Form N-CSR.

ITEM 7.      DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Bancroft Fund Ltd.

Ellsworth Fund Ltd.

Dinsmore Capital Management Co.

Proxy Voting Guidelines

(Amended July 19, 2012)

These proxy voting guidelines have been adopted by the Boards of Trustees of Bancroft Fund Ltd. and Ellsworth Fund Ltd. (collectively, the “Funds”), as well as by the Board of Directors of Dinsmore Capital Management Co. (“Dinsmore”).

The Boards of Trustees of the Funds have delegated to Dinsmore responsibility for voting proxies received by the Funds in their capacities as shareholders of various companies.  The Boards recognize that, due to the nature of the Funds’ investments, the Funds do not receive proxies on many of their holdings.

Dinsmore exercises its voting responsibility with the overall goal of maximizing the value of the Funds’ investments.  The portfolio managers at Dinsmore oversee the voting policies and decisions for the Funds.  In evaluating voting issues, the portfolio managers may consider information from many sources, including management of a company presenting a proposal, shareholder groups, research analysts, and independent proxy research services.

Set forth below are the proxy voting guidelines:

A.

Matters Related to the Board of Directors

1.

The Funds generally will support the election of nominees recommended by management for election as directors.  In determining whether to support a particular nominee, Dinsmore will consider whether the election of such nominee will cause the board of directors of such nominee’s company to have less than a majority of independent directors.

2.

The Funds generally will support proposals to de-classify boards of directors if fewer than 66 2/3% of the directors are independent, and will generally vote against proposals to classify boards of directors.

3.

The Funds generally will withhold a vote in favor of a director who has served on a committee which has approved excessive compensation arrangements or proposed equity-based compensation plans that unduly dilute the ownership interests of stockholders.

B.

Matters Related to Independent Auditors

1.

The Funds generally will vote in favor of independent accountants approved by an issuer.  Prior to such vote, however, Dinsmore will take into consideration whether non-audit fees make up more than 50 to 75% of the total fees paid by such issuer to the independent auditors, and the nature of the non-audit services provided.

C.

Corporate Governance Matters

1.

Except as provided in Section E.1, as a general rule, the Funds will vote against proposals recommended by management of a company that are being made primarily to implement anti-takeover measures, and will vote in favor of proposals to eliminate policies that are primarily intended to act as anti-takeover measures.

2.

Subject to the other provisions of these guidelines, including without limitation provision C.1. above, the Funds generally will vote in accordance with management’s recommendations regarding routine matters, including the following:

a.

Fixing number of directors;

b.

Stock splits; and

c.

Change of state of incorporation for specific corporate purposes.

D.

Matters Related to Equity-Based Compensation Plans

1.

The Fund generally will vote in favor of broad-based stock option plans for executives, employees or directors which would not increase the aggregate number of shares of stock available for grant under all currently active plans to over 10% of the total number of shares outstanding.

2.

The Funds generally will vote in favor of employee stock purchase plans and employee stock ownership plans permitting purchase of company stock at 85% or more of fair market value.

E.

Other Matters

1.

Contested situations will be evaluated on a case by case basis by the portfolio manager or analyst at Dinsmore principally responsible for the particular portfolio security.

2.

The Funds may, in their discretion, abstain from voting shares that have been recently sold.

3.

The Funds generally will abstain from voting on issues relating to social and/or political responsibility.

4.

Proposals that are not covered by the above-stated guidelines will be evaluated on a case by case basis by the portfolio manager or analyst at Dinsmore principally responsible for the particular portfolio security.

F.

Material Conflicts of Interest

1.

Conflicts of interest may arise from time to time between Dinsmore and the Funds.  Examples of conflicts of interests include:

a.

Dinsmore may manage a pension plan, administer employee benefit plans, or provide services to a company whose management is soliciting proxies;

b.

Dinsmore or its officers or directors may have a business or personal relationship with corporate directors, candidates for directorships, or participants in proxy contests;

c.

Dinsmore may hold a position in a security contrary to shareholder interests.

2.

If a conflict of interest arises with respect to a proxy voting matter, the portfolio manager will promptly notify the Funds’ Audit Committee and counsel for independent trustees and the proxies will be voted in accordance with direction received from the Audit Committee.

G.

Amendments

1.

Any proposed material amendment to these Guidelines shall be submitted for review and approval to:

a.

the Funds’ Board of Trustees, including a majority of the disinterested trustees; and

b.

the Adviser’s Board of Directors.

2.

Non-material amendments to these Guidelines may be made by the Chair of the Funds, upon consultation with counsel to the Funds and the Funds’ Chief Compliance Officer, and will be reported to the Funds’ Board of Trustees at their next scheduled in-person meeting.

ITEM 8.      PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) (1) As of December 6, 2013, Mr. Thomas H. Dinsmore, Chairman and Chief Executive Officer, Ms. Jane D. O’Keeffe, President, and Mr. James A. Dinsmore, Executive Vice President, comprise the three-person portfolio management team of the Fund.  Mr. Thomas H. Dinsmore has served as portfolio manager since 1996.  Ms. O’Keeffe and Mr. James Dinsmore have served as portfolio managers since 2011.  Mr. Thomas H. Dinsmore is the lead member of the portfolio management team.

Since 1994, Ms. O’Keeffe has served as President of the Fund and of Dinsmore Capital (the “Advisor”), as well as Managing Director of Research for the Advisor.  Mr. James A. Dinsmore has served as Executive Vice President and of the Advisor since January 2013.  Prior to this he served as Vice President of the Fund and the Advisor since 2007.  He has also been a research analyst for the Advisor since 2004.

Messrs. Thomas H. Dinsmore and James A. Dinsmore and Ms. O’Keeffe receive investment recommendations from a team of research analysts prior to making investment decisions about transactions in the portfolio.  Generally, the co-portfolio managers make decisions jointly about any transactions in the Fund’s portfolio, but each co-portfolio manager may do so independently as well.

(2)  The portfolio management team comprised of Mr. Thomas H. Dinsmore, Ms. Jane D. O’Keeffe and Mr. James A. Dinsmore is also primarily responsible for the day-to-day management of one registered investment company, Bancroft Fund Ltd. (“Bancroft”), with total assets of $120,911,634 as of November 30, 2013.  The portfolio management team does not manage any accounts or assets with performance-based advisory fees.  Mr. Thomas Dinsmore is Chairman and Chief Executive Officer, Ms. O’Keeffe is President and Mr. James Dinsmore is Executive Vice President of Bancroft.  This information is as of December 6, 2013.  The Fund and Bancroft have similar investment objectives and strategies.  As a result, material conflicts of interest may arise between the two funds if a security is not available in a sufficient amount to fill open orders for both funds.  To deal with these situations, the investment adviser for the Fund and Bancroft has adopted Trade Allocation Procedures (the “Allocation Procedures”).  The Allocation Procedures set forth a method to allocate a partially filled order among the funds.  Pursuant to the method, the amount of shares that each fund purchases is allocated pro rata based on the dollar amount of each fund’s intended trade or, if the order is subject to a minimum lot size, as closely as possibly to such an allocation.

The Allocation Procedures permit Dinsmore Capital to allocate an order in a way that is different from the method set forth above if (i) each fund is treated fairly and equitably and neither fund is given preferential treatment, and (ii) the allocation is reviewed by the chief compliance officer of Dinsmore Capital.

(3) This information is as of December 6, 2013.  The Portfolio Management team is compensated by Dinsmore Capital through a three-component plan, consisting of a fixed base salary, annual cash bonus, and benefit retirement plan.  Their compensation is reviewed and approved by Dinsmore Capital’s Board of Directors annually.  Their compensation may be adjusted from year to year based on the perception of Dinsmore Capital’s Board of Directors of the team’s overall performance and their management responsibilities.  Their compensation is not based on (i) a formula specifically tied to the performance of the Fund or Bancroft, including performance against an index or (ii) the value of assets held in the Fund’s portfolio.

(4) As of December 6, 2013, Mr. Thomas Dinsmore’s beneficial ownership in the Fund’s shares was in the range of $500,001-$1,000,000.  Ms. O’Keeffe’s beneficial ownership in the Fund’s shares was in the range of $100,001-$500,000.  Mr. James Dinsmore’s beneficial ownership in the Fund’s shares was in the range of $10,001-$50,000.

ITEM 9.      PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

During the period covered by this report, there were no purchases made by or on behalf of the Fund or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the Fund’s equity securities registered by the Fund pursuant to Section 12 of the Exchange Act (15 U.S.C. 78l).

ITEM 10.      SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since those procedures were last disclosed in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or Item 10 of this Form N-CSR.

ITEM 11.      CONTROLS AND PROCEDURES.

Conclusions of principal officers concerning the effectiveness of controls and procedures:

(a) As of December 6, 2013, an evaluation was performed under the supervision and with the participation of the officers of the Fund, including the PEO and the PFO, to assess the effectiveness of the Fund’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) (17 CFR 270.30a-3(c)) under the Investment Company Act of 1940, as amended (the “Act”). Based on that evaluation, as required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)), the Fund’s officers, including the PEO and PFO, concluded that, as of December 6, 2013, the Fund’s disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Fund on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission and (2) that material information relating to the Fund is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b) There have been no changes in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

ITEM 12.      EXHIBITS.

(a)(1) Not applicable. See the Fund’s response to Item 2, above.

(a)(2) Certifications of the principal executive officer and the principal financial officer pursuant to Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), are attached hereto.

(a)(3) There were no written solicitations to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the Fund to ten or more persons.

(b) Certifications of the principal executive officer and the principal financial officer, as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ellsworth Fund Ltd.

By:      /s/ Thomas H. Dinsmore

Thomas H. Dinsmore

Chairman of the Board and

Chief Executive Officer

(Principal Executive Officer)

Date:   December 6, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Thomas H. Dinsmore

Thomas H. Dinsmore

Chairman of the Board and

Chief Executive Officer

(Principal Executive Officer)

Date:   December 6, 2013

By:      /s/ Gary I. Levine

Gary I. Levine

Chief Financial Officer

(Principal Financial Officer)

Date:   December 6, 2013